Exhibit 10.1

EIGHTH AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

dated as of May 16, 2016,

among

RICE ENERGY INC.,

as Borrower,

The Guarantors Party Hereto,

WELLS FARGO BANK, N.A.,

as Administrative Agent,

and

The Lenders Party Hereto

WELLS FARGO SECURITIES, LLC,

as Sole Lead Arranger and Sole Bookrunner

EIGHTH AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

This EIGHTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Eighth Amendment”), dated as of May 16, 2016 (the “Eighth Amendment Effective Date”), is among RICE ENERGY INC., a Delaware corporation (the “Borrower”); each of the undersigned guarantors (the “Guarantors”, and together with the Borrower, the “Loan Parties”); each of the Lenders that is a signatory hereto; and WELLS FARGO BANK, N.A., as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).

Recitals

A. The Borrower, the Administrative Agent and the Lenders are parties to that certain Third Amended and Restated Credit Agreement dated as of April 10, 2014 (as amended prior to the date hereof, the “Credit Agreement”), pursuant to which the Lenders have, subject to the terms and conditions set forth therein, made certain credit available to and on behalf of the Borrower.

B. The parties hereto desire to amend certain terms of the Credit Agreement as set forth herein, including to increase the Borrowing Base from $750,000,000 to $875,000,000 and to establish the Aggregate Elected Commitment Amounts in an amount of $750,000,000, in each case, to be effective as of the Eighth Amendment Effective Date.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms. Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Eighth Amendment, shall have the meaning ascribed such term in the Credit Agreement, as amended hereby. Unless otherwise indicated, all section references in this Eighth Amendment refer to the Credit Agreement.

Section 2. Amendments. In reliance on the representations, warranties, covenants and agreements contained in this Eighth Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, the Credit Agreement shall be amended effective as of the Eighth Amendment Effective Date in the manner provided in this Section 2.

2.1 Additional Definitions. Section 1.02 of the Credit Agreement is hereby amended to add thereto in alphabetical order the following definitions which shall read in full as follows:

“Additional Lender” has the meaning given to such term in Section 2.06(c)(i).

“Additional Lender Certificate” has the meaning given to such term in Section 2.06(c)(ii)(G).

“Aggregate Elected Commitment Amounts” at any time shall equal the sum of the Elected Commitments, as the same may be increased, reduced or terminated pursuant to Section 2.06(c). As of the Eighth Amendment Effective Date, the Aggregate Elected Commitment Amounts are $750,000,000.

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“Eighth Amendment” means that certain Eighth Amendment to Third Amended and Restated Credit Agreement dated as of May 16, 2016, among the Borrower, the Guarantors party thereto, the Administrative Agent and the Lenders party thereto.

“Eighth Amendment Effective Date” means May 16, 2016.

“Elected Commitment” means, as to each Lender, the amount set forth opposite such Lender’s name on Annex I under the caption “Elected Commitment”, as the same may be increased, reduced or terminated from time to time in connection with an optional increase, reduction or termination of the Aggregate Elected Commitment Amounts pursuant to Section 2.06(c).

“Elected Commitment Increase Certificate” has the meaning given to such term in Section 2.06(c)(ii)(F).

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

2.2 Amended Definitions. The definitions of “Borrowing Base”, “Commitment”, “Lenders”, “Loan Documents”, and “Maximum Credit Amount” contained in Section 1.02 of the Credit Agreement are hereby amended and restated in their entirety to read in full as follows:

“Borrowing Base” means at any time an amount equal to the amount determined in accordance with Section 2.07, as the same may be adjusted from time to time pursuant to Section 9.11. As of the Eighth Amendment Effective Date, the Borrowing Base shall be $875,000,000.

“Commitment” means, with respect to each Lender, the commitment of such Lender to make Loans and to acquire participations in Letters of Credit hereunder, expressed as an amount representing the maximum aggregate amount of such Lender’s Revolving Credit Exposure hereunder, as such commitment may be (a) modified from time to time pursuant to Section 2.06 and (b) modified from time to time pursuant to assignments by or to such Lender pursuant to Section 12.04(b). The amount representing each Lender’s Commitment shall at any time be the least of (i) such Lender’s Maximum Credit Amount, (ii) such Lender’s Applicable Percentage of the then effective Borrowing Base and (iii) such Lender’s Elected Commitment.

“Lenders” means the Persons listed on Annex I, any Person that shall have become a party hereto pursuant to an Assignment and Assumption, and any Person that shall have become a party hereto as an Additional Lender pursuant to Section 2.06(c), other than, in each case, any such Person that ceases to be a party hereto pursuant to an Assignment and Assumption.

“Loan Documents” means this Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, the Seventh Amendment, the Eighth Amendment, the Notes, the Fee Letters, the Letter of Credit Agreements, the Letters of Credit and the Security Instruments.

“Maximum Credit Amount” means, as to each Lender, the amount set forth opposite such Lender’s name on Annex I under the caption “Maximum Credit Amounts”, as the same may be (a) reduced or terminated from time to time in connection with a reduction or termination of the Aggregate Maximum Credit Amounts pursuant to Section 2.06(b), (b) modified from time to time pursuant to Section 2.06(c) or (c) modified from time to time pursuant to any assignment permitted by Section 12.04(b).

2.3 Amendment to definition of “Defaulting Lender”. Clause (d) immediately prior to the proviso of the definition of “Defaulting Lender” contained in Section 1.02 of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

(d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any bankruptcy or insolvency law, (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity or (iii) become the subject of a Bail-In Action;

2.4 Amendment to Section 2.02(d) of the Credit Agreement. The first sentence of Section 2.02(d) of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

Upon request of a Lender, the Loans made by such Lender shall be evidenced by a single promissory note of the Borrower in substantially the form of Exhibit A, and,(i) in the case of any Lender party hereto as of the date of this Agreement, such Note shall be dated as of the date of this Agreement, (ii) in the case of any Lender that becomes a party hereto pursuant to an Assignment and Assumption, such Note shall be dated as of the effective date of the Assignment and Assumption, or (iii) in the case of any Lender that becomes a party hereto in connection with an increase in the Aggregate Elected Commitment Amounts pursuant to Section 2.06(c), as of the effective date of such increase, in each case, payable to such Lender in a principal amount equal to its Maximum Credit Amount as in effect on such date, and otherwise duly completed.

2.5 Amendments to Section 2.03 of the Credit Agreement.

(a) Section 2.03 of the Credit Agreement is hereby amended by amending and restating clause (e) of Section 2.03 of the Credit Agreement in its entirety to read in full as follows:

(e) the amount of the then effective Borrowing Base, the amount of the then effective Aggregate Elected Commitment Amounts, the current total Revolving Credit Exposures (without regard to the requested Borrowing) and the pro forma total Revolving Credit Exposures (giving effect to the requested Borrowing);

(b) The parenthetical at the end of the second to last paragraph of Section 2.03 of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

(i.e., the least of (x) the Aggregate Maximum Credit Amounts, (y) the then effective Borrowing Base and (z) the then effective Aggregate Elected Commitment Amounts)

2.6 Amendments to Section 2.06 of the Credit Agreement.

(a) The title of Section 2.06 is hereby deleted and replaced with the following:

Termination and Reduction of Aggregate Maximum Credit Amounts; Increase, Reduction and Termination of Aggregate Elected Commitment Amounts.

(b) The second sentence of Section 2.06(a) of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

If at any time the Aggregate Maximum Credit Amounts, the Borrowing Base or the Aggregate Elected Commitment Amounts is terminated or reduced to zero, then the Commitments shall terminate on the effective date of such termination or reduction.

(c) Section 2.06(b)(i) of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

(i) The Borrower may at any time terminate, or from time to time reduce, the Aggregate Maximum Credit Amounts; provided that (A) each reduction of the Aggregate Maximum Credit Amounts shall be in an amount that is an integral multiple of $1,000,000 and not less than $2,000,000, (B) the Borrower shall not terminate or reduce the Aggregate Maximum Credit Amounts if, after giving effect to any concurrent prepayment of the Loans in accordance with Section 3.04(c)(i), the total Revolving Credit Exposures would exceed the total Commitments, and (C) upon any reduction of the Aggregate Maximum Credit Amounts that would otherwise result in the Aggregate Maximum Credit Amounts being less than the Aggregate Elected Commitment Amounts, the Aggregate Elected Commitment Amounts shall be automatically reduced (ratably among the Lenders in accordance with each Lender’s Applicable Percentage) so that they equal the Aggregate Maximum Credit Amounts as so reduced.

(d) A new Section 2.06(c) is hereby added to the Credit Agreement immediately following Section 2.06(b), which Section 2.06(c) shall read in full as follows:

(c) Increases, Reductions and Terminations of Aggregate Elected Commitment Amounts.

(i) Subject to the conditions set forth in Section 2.06(c)(ii), the Borrower may increase the Aggregate Elected Commitment Amounts then in effect by increasing the Elected Commitment of a Lender or by causing a Person that is acceptable to the Administrative Agent that at such time is not a Lender to become a Lender (any such Person that is not at such time a Lender and becomes a Lender, an “Additional Lender”). Notwithstanding anything to the contrary contained in this Agreement, in no case shall an Additional Lender be Parent, an Affiliate of Parent or a natural person.

(ii) Any increase in the Aggregate Elected Commitment Amounts shall be subject to the following additional conditions:

(A) such increase shall not be less than $15,000,000 unless the Administrative Agent otherwise consents, and no such increase shall be permitted if after giving effect thereto the Aggregate Elected Commitment Amounts exceed the Borrowing Base then in effect;

(B) following any Scheduled Redetermination Date, the Borrower may not increase the Aggregate Elected Commitment Amounts more than once before the next Scheduled Redetermination Date (for the sake of clarity, all increases in the Aggregate Elected Commitment Amount effective on a single date shall be deemed a single increase in the Aggregate Elected Commitment Amount for purposes of this Section 2.06(c)(ii)(B));

(C) no Default shall have occurred and be continuing on the effective date of such increase;

(D) on the effective date of such increase, no Eurodollar Borrowings shall be outstanding or if any Eurodollar Borrowings are outstanding, then the effective date of such increase shall be the last day of the Interest Period in respect of such Eurodollar Borrowings unless the Borrower pays any compensation required by Section 5.02;

(E) no Lender’s Elected Commitment may be increased without the consent of such Lender;

(F) if the Borrower elects to increase the Aggregate Elected Commitment Amounts by increasing the Elected Commitment of a Lender, the Borrower and such Lender shall execute and deliver to the Administrative Agent a certificate substantially in the form of Exhibit H (an “Elected Commitment Increase Certificate”); and

(G) if the Borrower elects to increase the Aggregate Elected Commitment Amounts by causing an Additional Lender to become a party to this Agreement, then the Borrower and such Additional Lender shall execute and deliver to the Administrative Agent a certificate substantially in the form of Exhibit I (an “Additional Lender Certificate”), together with an Administrative Questionnaire and a processing and recordation fee of $3,500 (provided that the Administrative Agent may, in its discretion, elect to waive such processing and recordation fee in connection with any such increase), and the Borrower shall (1) if requested by the Additional Lender, deliver a Note payable to such Additional Lender in a principal amount equal to its Maximum Credit Amount, and otherwise duly completed and (2) pay any applicable fees as may have been agreed to between the Borrower and the Additional Lender, and, to the extent applicable and agreed to by the Borrower, the Administrative Agent.

(iii) Subject to acceptance and recording thereof pursuant to Section 2.06(c)(iv), from and after the effective date specified in the Elected Commitment Increase Certificate or the Additional Lender Certificate (or if any Eurodollar

Borrowings are outstanding, then the last day of the Interest Period in respect of such Eurodollar Borrowings, unless the Borrower has paid any compensation required by Section 5.02): (A) the amount of the Aggregate Elected Commitment Amounts shall be increased as set forth therein, and (B) in the case of an Additional Lender Certificate, any Additional Lender party thereto shall be a party to this Agreement and have the rights and obligations of a Lender under this Agreement and the other Loan Documents. In addition, the Lender or the Additional Lender, as applicable, shall purchase a pro rata portion of the outstanding Loans (and participation interests in Letters of Credit) of each of the other Lenders (and such Lenders hereby agree to sell and to take all such further action to effectuate such sale) such that each Lender (including any Additional Lender, if applicable) shall hold its Applicable Percentage of the outstanding Loans (and participation interests) after giving effect to the increase in the Aggregate Elected Commitment Amounts (and the resulting modifications of each Lender’s Maximum Credit Amount pursuant to Section 2.06(c)(iv) or Section 2.06(c)(v)).

(iv) Upon its receipt of a duly completed Elected Commitment Increase Certificate or an Additional Lender Certificate, executed by the Borrower and the Lender or by the Borrower and the Additional Lender party thereto, as applicable, the processing and recording fee referred to in Section 2.06(c)(ii), the Administrative Questionnaire referred to in Section 2.06(c)(ii) and the break-funding payments from the Borrower, if any, required by Section 5.02, if applicable, the Administrative Agent shall accept such Elected Commitment Increase Certificate or Additional Lender Certificate and record the information contained therein in the Register required to be maintained by the Administrative Agent pursuant to Section 12.04(b)(iv). No increase in the Aggregate Elected Commitment Amounts shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this Section 2.06(c)(iv).

(v) Upon any increase in the Aggregate Elected Commitment Amounts pursuant to this Section 2.06(c), (A) each Lender’s Maximum Credit Amount shall be automatically deemed amended to the extent necessary so that each such Lender’s Applicable Percentage equals the percentage of the Aggregate Elected Commitment Amounts represented by such Lender’s Elected Commitment, in each case after giving effect to such increase, and (B) Annex I to this Agreement shall be deemed amended to reflect the Elected Commitment of each Lender (including any Additional Lender) as thereby increased, any changes in the Lenders’ Maximum Credit Amounts pursuant to the foregoing clause (A), and any resulting changes in the Lenders’ Applicable Percentages.

(vi) The Borrower may from time to time terminate or reduce the Aggregate Elected Commitment Amounts; provided that (A) each reduction of the Aggregate Elected Commitment Amounts shall be in an amount that is an integral multiple of $1,000,000 and not less than $1,000,000 and (B) the Borrower shall not reduce the Aggregate Elected Commitment Amounts if, after giving effect to any concurrent prepayment of the Loans in accordance with Section 3.04(c), the total Revolving Credit Exposures would exceed the Aggregate Elected Commitment Amounts as reduced.

(vii) The Borrower shall notify the Administrative Agent of any election to terminate or reduce the Aggregate Elected Commitment Amounts under Section 2.06(c)(vi) at least three Business Days prior to the effective date of such termination or reduction, specifying such election and the effective date thereof. Promptly following receipt of any notice, the Administrative Agent shall advise the Lenders of the contents thereof. Each notice delivered by the Borrower pursuant to this Section 2.06(c)(vii) shall be irrevocable. Any termination or reduction of the Aggregate Elected Commitment Amounts shall be permanent and may not be reinstated, except pursuant to Section 2.06(c)(i). Each reduction of the Aggregate Elected Commitment Amounts shall be made ratably among the Lenders in accordance with each Lender’s Applicable Percentage.

(viii) Upon any redetermination or other adjustment in the Borrowing Base pursuant to this Agreement that would otherwise result in the Borrowing Base becoming less than the Aggregate Elected Commitment Amounts, the Aggregate Elected Commitment Amounts shall be automatically reduced (ratably among the Lenders in accordance with each Lender’s Applicable Percentage) so that they equal such redetermined Borrowing Base (and Annex I shall be deemed amended to reflect such amendments to each Lender’s Elected Commitment and the Aggregate Elected Commitment Amounts).

(ix) Contemporaneously with any increase in the Borrowing Base pursuant to this Agreement, if (A) the Borrower elects to increase the Aggregate Elected Commitment Amount and (B) each Lender has consented to such increase in its Elected Commitment, then the Aggregate Elected Commitment Amount shall be increased (ratably among the Lenders in accordance with each Lender’s Applicable Percentage) by the amount requested by the Borrower (subject to the limitations set forth in Section 2.06(c)(ii)(A)) without the requirement that any Lender deliver an Elected Commitment Increase Certificate or that the Borrower pay any amounts under Section 5.02, and Annex I shall be deemed amended to reflect such amendments to each Lender’s Elected Commitment and the Aggregate Elected Commitment Amount. The Administrative Agent shall record the information regarding such increases in the Register required to be maintained by the Administrative Agent pursuant to Section 12.04(b)(iv).

2.7 Amendments to Section 2.08 of the Credit Agreement.

(a) Clause (b)(vi) of Section 2.08 of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

(vi) specifying the amount of the then effective Borrowing Base and the then effective Aggregate Elected Commitment Amounts and whether a Borrowing Base Deficiency exists at such time, the current total Revolving Credit Exposures (without regard to the requested Letter of Credit or the requested amendment, renewal or extension of an outstanding Letter of Credit) and the pro forma total Revolving Credit Exposures (giving effect to the requested Letter of Credit or the requested amendment, renewal or extension of an outstanding Letter of Credit).

(b) The parenthetical in clause (C) of the second to last paragraph of Section 2.08(b) of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

(i.e., the least of (x) the Aggregate Maximum Credit Amounts, (y) the then effective Borrowing Base and (z) the then effective Aggregate Elected Commitment Amounts)

2.8 Amendments to Section 3.04 of the Credit Agreement. Section 3.04(c)(i) of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

(i) If, after giving effect to any termination or reduction of the Aggregate Maximum Credit Amounts pursuant to Section 2.06(b) or any reduction in the Aggregate Elected Commitment Amounts pursuant to Section 2.06(c), the total Revolving Credit Exposures exceed the total Commitments, then the Borrower shall prepay the Borrowings on the date of such termination or reduction in an aggregate principal amount equal to such excess, and if any excess remains after prepaying all of the Borrowings as a result of an LC Exposure, Cash Collateralize such excess as provided in Section 2.08(j).

2.9 Amendment to Section 4.05 of the Credit Agreement. The last sentence of Section 4.05(a)(iv) of the Credit Agreement is hereby amended and restated in its entirety as follows:

Subject to Section 12.19, no reallocation hereunder shall constitute a waiver or release of any claim of any party hereunder against a Defaulting Lender arising from that Lender having become a Defaulting Lender, including any claim of a Non-Defaulting Lender as a result of such Non-Defaulting Lender’s increased exposure following such reallocation.

2.10 New EU Bail-In Representation and Warranty. A new Section 7.24 is hereby added to the Credit Agreement immediately following Section 7.23 thereof, which new Section 7.24 shall read in full as follows:

Section 7.24 EEA Financial Institutions. None of the Borrower and the Restricted Subsidiaries is an EEA Financial Institution.

2.11 Amendment to Section 12.02(b) of the Credit Agreement. Clause (i) in Section 12.02(b) of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

(i) increase the Commitment, Elected Commitment or the Maximum Credit Amount of any Lender without the written consent of such Lender,

2.12 Amendment to Section 12.04 of the Credit Agreement. The first sentence of Section 12.04(b)(iv) of the Credit Agreement is hereby amended and restated in its entirety as follows:

The Administrative Agent, acting for this purpose as a non-fiduciary agent of the Borrower, shall maintain at one of its offices a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Maximum Credit Amount and Elected Commitment of, and principal amount of the Loans and of the LC Disbursements owing to, each Lender pursuant to the terms hereof from time to time (the “Register”).

2.13 New EU Bail-In Agreement and Acknowledgement. A new Section 12.19 is hereby added to the Credit Agreement immediately following Section 12.18 thereof, which new Section 12.19 shall read in full as follows:

Section 12.19 Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a) the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

(b) the effects of any Bail-In Action on any such liability, including, if applicable:

(i) a reduction in full or in part or cancellation of any such liability;

(ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.

2.14 Replacement of Annex I. Annex I to the Credit Agreement is hereby replaced in its entirety with Annex I attached hereto and Annex I attached hereto shall be deemed to be attached as Annex I to the Credit Agreement.

2.15 Replacement of Exhibit B. Exhibit B to the Credit Agreement is hereby replaced in its entirety with Exhibit B attached hereto and Exhibit B attached hereto shall be deemed to be attached as Exhibit B to the Credit Agreement.

2.16 New Exhibit H and New Exhibit I. Exhibit H and Exhibit I hereto are hereby added as Exhibit H and Exhibit I to the Credit Agreement, and Exhibit H and Exhibit I attached hereto shall be deemed to be attached as Exhibit H and Exhibit I to the Credit Agreement.

Section 3. Borrowing Base and Aggregate Elected Commitment Amounts. In reliance on the representations, warranties, covenants and agreements contained in this Eighth Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, (a) the Borrowing Base shall be increased, from $750,000,000 to $875,000,000, and shall remain at $875,000,000 until the next Scheduled Redetermination, Interim Redetermination or other adjustment of the Borrowing Base pursuant to the terms of the Credit Agreement and (b) the Aggregate Elected Commitment Amounts are established at $750,000,000, in each case, to be effective as of the Eighth Amendment Effective Date. The Borrowing Base redetermination provided for herein shall constitute the Scheduled Redetermination of the Borrowing Base scheduled for on or about April 1, 2016 for purposes of Section 2.07(b) of the Credit Agreement.

Section 4. Conditions Precedent. The effectiveness of this Eighth Amendment is subject to the following:

4.1 The Administrative Agent shall have received counterparts of this Eighth Amendment from the Loan Parties and each of the Lenders.

4.2 The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Eighth Amendment Effective Date.

Section 5. Miscellaneous.

5.1 Confirmation and Effect. The provisions of the Credit Agreement (as amended by this Eighth Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this Eighth Amendment, and this Eighth Amendment shall not constitute a waiver or amendment of any provision of the Credit Agreement or any other Loan Document, except as expressly provided for herein. Each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof’, “herein”, or words of like import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

5.2 Ratification and Affirmation of Loan Parties. Each of the Loan Parties hereby expressly (i) acknowledges the terms of this Eighth Amendment, (ii) ratifies and affirms its obligations under the Guaranty and Pledge Agreement and the other Loan Documents to which it is a party, (iii) acknowledges, renews and extends its continued liability under the Guaranty and Pledge Agreement and the other Loan Documents to which it is a party, (iv) agrees that its guarantee under the Guaranty and Pledge Agreement and the other Loan Documents to which it is a party remains in full force and effect with respect to the Obligations as amended hereby, (v)

represents and warrants to the Lenders and the Administrative Agent that each representation and warranty of such Loan Party contained in the Credit Agreement and the other Loan Documents to which it is a party is true and correct in all material respects as of the date hereof and after giving effect to the amendments set forth in Section 2 hereof except (A) to the extent any such representations and warranties are expressly limited to an earlier date, in which case, on and as of the date hereof, such representations and warranties shall continue to be true and correct as of such specified earlier date, and (B) to the extent that any such representation and warranty is expressly qualified by materiality or by reference to Material Adverse Effect, such representation and warranty (as so qualified) shall continue to be true and correct in all respects, (vi) represents and warrants to the Lenders and the Administrative Agent that the execution, delivery and performance by such Loan Party of this Eighth Amendment are within such Loan Party’s corporate, limited partnership or limited liability company powers (as applicable), have been duly authorized by all necessary action and that this Eighth Amendment constitutes the valid and binding obligation of such Loan Party enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (vii) represents and warrants to the Lenders and the Administrative Agent that, after giving effect to this Eighth Amendment, no Event of Default exists.

5.3 Counterparts. This Eighth Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Eighth Amendment by facsimile or electronic (e.g. pdf) transmission shall be effective as delivery of a manually executed original counterpart hereof.

5.4 No Oral Agreement. THIS WRITTEN EIGHTH AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES THAT MODIFY THE AGREEMENTS OF THE PARTIES IN THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS.

5.5 Governing Law. THIS EIGHTH AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

5.6 Payment of Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with this Eighth Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

5.7 Severability. Any provision of this Eighth Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

5.8 Successors and Assigns. This Eighth Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

[Signature Pages Follow.]

The parties hereto have caused this Eighth Amendment to be duly executed as of the day and year first above written.

BORROWER:	RICE ENERGY INC., a Delaware corporation

	By:	/s/ Grayson T. Lisenby
	Name:	Grayson T. Lisenby
	Title:	Senior Vice President and Chief Financial Officer

SIGNATURE PAGE TO EIGHTH AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

RICE ENERGY INC.

GUARANTORS:	RICE DRILLING B LLC, a Delaware limited liability company

	By:	/s/ Grayson T. Lisenby
	Name:	Grayson T. Lisenby
	Title:	Senior Vice President and Chief Financial Officer

RICE DRILLING C LLC, a Pennsylvania limited liability company

	By:	/s/ Grayson T. Lisenby
	Name:	Grayson T. Lisenby
	Title:	Senior Vice President and Chief Financial Officer

RICE DRILLING D LLC, a Delaware limited liability company

	By:	/s/ Grayson T. Lisenby
	Name:	Grayson T. Lisenby
	Title:	Senior Vice President and Chief Financial Officer

RICE ENERGY APPALACHIA, LLC, a Delaware limited liability company

	By:	/s/ Grayson T. Lisenby
	Name:	Grayson T. Lisenby
	Title:	Senior Vice President and Chief Financial Officer

SIGNATURE PAGE TO EIGHTH AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

RICE ENERGY INC.

BLUE TIGER OILFIELD SERVICES LLC, a Delaware limited liability company

By:	/s/ Grayson T. Lisenby
Name:	Grayson T. Lisenby
Title:	Senior Vice President and Chief Financial Officer

ALPHA SHALE HOLDINGS, LLC, a Delaware limited liability company

By:	/s/ Grayson T. Lisenby
Name:	Grayson T. Lisenby
Title:	Senior Vice President and Chief Financial Officer

ALPHA SHALE RESOURCES, LP, a Delaware limited partnership

By:	Alpha Shale Holdings, LLC, its general partner

By:	/s/ Grayson T. Lisenby
Name:	Grayson T. Lisenby
Title:	Senior Vice President and Chief Financial Officer

RICE MARKETING LLC, a Delaware limited liability company

By:	/s/ Grayson T. Lisenby
Name:	Grayson T. Lisenby
Title:	Senior Vice President and Chief Financial Officer

SIGNATURE PAGE TO EIGHTH AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

RICE ENERGY INC.

RICE ENERGY MARKETING LLC, a Delaware limited liability company

By:	/s/ Grayson T. Lisenby
Name:	Grayson T. Lisenby
Title:	Senior Vice President and Chief Financial Officer

SIGNATURE PAGE TO EIGHTH AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

RICE ENERGY INC.

WELLS FARGO BANK, N.A., as Administrative Agent and a Lender

By:	/s/ Matthew W. Coleman
Name:	Matthew W. Coleman
Title:	Director

SIGNATURE PAGE TO EIGHTH AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

RICE ENERGY INC.

BARCLAYS BANK PLC, as a Lender

By:	/s/ Luke Syme
Name:	Luke Syme
Title:	Assistant Vice President

SIGNATURE PAGE TO EIGHTH AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

RICE ENERGY INC.

BMO HARRIS FINANCING, INC., as a Lender

By:	/s/ Gumaro Tijerina
Name:	Gumaro Tijerina
Title:	Managing Director

SIGNATURE PAGE TO EIGHTH AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

RICE ENERGY INC.

CITIBANK, N.A., as a Lender

By:	/s/ Saqeeb Ludhi
Name:	Saqeeb Ludhi
Title:	Vice President

SIGNATURE PAGE TO EIGHTH AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

RICE ENERGY INC.

COMERICA BANK, as a Lender

By:	/s/ Jeff Treadway
Name:	Jeff Treadway
Title:	Senior Vice President

SIGNATURE PAGE TO EIGHTH AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

RICE ENERGY INC.

FIFTH THIRD BANK, as a Lender

By:	/s/ Thomas Kleiderer
Name:	Thomas Kleiderer
Title:	Director

SIGNATURE PAGE TO EIGHTH AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

RICE ENERGY INC.

GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Christina Boscarino
Name:	Christina Boscarino
Title:	Authorized Signatory

SIGNATURE PAGE TO EIGHTH AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

RICE ENERGY INC.

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Kristan Spivey
Name:	Kristan Spivey
Title:	Authorized Signatory

SIGNATURE PAGE TO EIGHTH AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

RICE ENERGY INC.

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Kyle T. Helfrich
Name:	Kyle T. Helfrich
Title:	Assistant Vice President

SIGNATURE PAGE TO EIGHTH AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

RICE ENERGY INC.

SUNTRUST BANK, as a Lender

By:	/s/ Chulley Bogle
Name:	Chulley Bogle
Title:	Vice President

SIGNATURE PAGE TO EIGHTH AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

RICE ENERGY INC.

CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Kristin N. Oswald
Name:	Kristin N. Oswald
Title:	Vice President

SIGNATURE PAGE TO EIGHTH AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

RICE ENERGY INC.

ZB, N.A. DBA AMEGY BANK, as a Lender

By:	/s/ John Moffitt
Name:	John Moffitt
Title:	Vice President

SIGNATURE PAGE TO EIGHTH AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

RICE ENERGY INC.

BNP PARIBAS, as a Lender

By:	/s/ Vincent Trapet
Name:	Vincent TRAPET
Title:	Director

By:	/s/ Sriram Chandrasekaran
Name:	Sriram CHANDRASEKARAN
Title:	Director

SIGNATURE PAGE TO EIGHTH AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

RICE ENERGY INC.

COMPASS BANK, as a Lender

By:	/s/ Les Werme
Name:	Les Werme
Title:	Director

SIGNATURE PAGE TO EIGHTH AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

RICE ENERGY INC.

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Todd S. Anderson
Name:	Todd S. Anderson
Title:	Vice President

SIGNATURE PAGE TO EIGHTH AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

RICE ENERGY INC.

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Elizabeth Schorman
Name:	Elizabeth Schorman
Title:	Vice President

SIGNATURE PAGE TO EIGHTH AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

RICE ENERGY INC.

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH, as a Lender

By:	/s/ Trudy Nelson
Name:	Trudy Nelson
Title:	Authorized Signatory

By:	/s/ William M. Reid
Name:	William M. Reid
Title:	Authorized Signatory

SIGNATURE PAGE TO EIGHTH AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

RICE ENERGY INC.

CITIZENS BANK NA, as a Lender

By:	/s/ Scott Donaldson
Name:	Scott Donaldson
Title:	Senior Vice President

SIGNATURE PAGE TO EIGHTH AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

RICE ENERGY INC.

ANNEX I

LIST OF MAXIMUM CREDIT AMOUNTS AND ELECTED COMMITMENTS

Name of Lender	Applicable Percentage	Elected Commitment	Maximum Credit Amount
Wells Fargo Bank, N.A.	14.53333333%	$109,000,000.00	$218,000,000.00
Barclays Bank PLC	9.33333334%	$70,000,000.00	$140,000,000.00
BMO Harris Financing, Inc.	9.33333334%	$70,000,000.00	$140,000,000.00
Comerica Bank	8.66666667%	$65,000,000.00	$130,000,000.00
Citibank, N.A.	6.66666667%	$50,000,000.00	$100,000,000.00
Fifth Third Bank	6.66666667%	$50,000,000.00	$100,000,000.00
Royal Bank of Canada	6.66666667%	$50,000,000.00	$100,000,000.00
Goldman Sachs Bank USA	4.40000000%	$33,000,000.00	$66,000,000.00
PNC Bank, National Association	4.40000000%	$33,000,000.00	$66,000,000.00
SunTrust Bank	4.40000000%	$33,000,000.00	$66,000,000.00
Capital One, National Association	4.40000000%	$33,000,000.00	$66,000,000.00
ZB, N.A. dba Amegy Bank	3.53333333%	$26,500,000.00	$53,000,000.00
BNP Paribas	3.53333333%	$26,500,000.00	$53,000,000.00
Compass Bank	3.53333333%	$26,500,000.00	$53,000,000.00
U.S. Bank, National Association	3.53333333%	$26,500,000.00	$53,000,000.00
Canadian Imperial Bank of Commerce, New York Branch	2.13333333%	$16,000,000.00	$32,000,000.00
Citizens Bank NA	2.13333333%	$16,000,000.00	$32,000,000.00
JPMorgan Chase Bank, N.A.	2.13333333%	$16,000,000.00	$32,000,000.00

TOTAL	100.00000000%	$750,000,000.00	$1,500,000,000.00

ANNEX I

EXHIBIT B

FORM OF BORROWING REQUEST

[                    ], 20[    ]

RICE ENERGY INC., a Delaware corporation (the “Borrower”), pursuant to Section 2.03 of the Third Amended and Restated Credit Agreement dated as of April 10, 2014 (together with all amendments, restatements, supplements or other modifications thereto, the “Credit Agreement”) among the Borrower, Wells Fargo Bank, N.A., as Administrative Agent, the lenders (the “Lenders”) which are or become parties thereto, and the other parties thereto (unless otherwise defined herein, each capitalized term used herein is defined in the Credit Agreement), hereby requests a Borrowing as follows:

(i) Aggregate amount of the requested Borrowing is $[            ];

(ii) Date of such Borrowing is [            ], 20[    ];

(iii) Requested Borrowing is to be [an ABR Borrowing] [a Eurodollar Borrowing];

(iv) In the case of a Eurodollar Borrowing, the initial Interest Period applicable thereto is [            ];

(v) Amount of Borrowing Base in effect on the date hereof is $[            ];

(vi) Amount of Aggregate Elected Commitment Amounts in effect on the date hereof is $[            ];

(vii) Total Revolving Credit Exposures on the date hereof before giving effect to the requested Borrowing (i.e., outstanding principal amount of Loans and total LC Exposure) is $[            ];

(viii) Pro forma total Revolving Credit Exposures (giving effect to the requested Borrowing) is $[            ]; and

(ix) Location and number of the Borrower’s account to which funds are to be disbursed, which shall comply with the requirements of Section 2.05 of the Credit Agreement, is as follows:

[                                         ]

[                                         ]

[                                         ]

[                                         ]

[                                         ]

Exhibit B

The undersigned certifies on behalf of the Borrower (and not individually) that he/she is the [            ] of the Borrower, and that as such he/she is authorized to execute this certificate on behalf of the Borrower. The undersigned further certifies, represents and warrants on behalf of the Borrower (and not individually) that the Borrower is entitled to receive the requested Borrowing under the terms and conditions of the Credit Agreement.

RICE ENERGY INC., a Delaware corporation

By:
Name:
Title:

Exhibit B

EXHIBIT H

FORM OF ELECTED COMMITMENT INCREASE CERTIFICATE

[                    ], 20[    ]

To:	Wells Fargo Bank, N.A., as Administrative Agent

Rice Energy Inc., a Delaware corporation (the “Borrower”), the Administrative Agent and certain Lenders and other agents have heretofore entered into a Third Amended and Restated Credit Agreement dated as of April 10, 2014 (together with all amendments, restatements, supplements or other modifications thereto, the “Credit Agreement”). Capitalized terms used but not otherwise defined herein shall have the meaning given to such terms in the Credit Agreement.

This Elected Commitment Increase Certificate is being delivered pursuant to Section 2.06(c) of the Credit Agreement.

Please be advised that the undersigned Lender has agreed (a) to increase its Elected Commitment under the Credit Agreement effective [            ], 20[        ] (the “Increase Effective Date”) from $[            ] to $[            ] and (b) that it shall continue to be a party in all respects to the Credit Agreement and the other Loan Documents.

With reference to Section 2.06(c)(ii)(D) of the Credit Agreement, the Borrower hereby confirms that [Check Applicable Box]:

[ ]	There are, or if the Increase Effective Date is after the date hereof, there will be no Eurodollar Borrowings outstanding on the Increase Effective Date.

[ ]	There are, or if the Increase Effective Date is after the date hereof, there will be Eurodollar Borrowings outstanding on the Increase Effective Date and the Borrower will pay any compensation required by Section 5.02 of the Credit Agreement on the Increase Effective Date.

Very truly yours,

RICE ENERGY INC., a Delaware corporation

By:
Name:
Title:

Exhibit H

Accepted and Agreed:

WELLS FARGO BANK, N.A.,

as Administrative Agent

By:

Name:

Title:

Accepted and Agreed:

[Name of Increasing Lender]

By:

Name:

Title:

Exhibit H

EXHIBIT I

FORM OF ADDITIONAL LENDER CERTIFICATE

[                    ], 20[    ]

To:	Wells Fargo Bank, N.A., as Administrative Agent

Rice Energy Inc., a Delaware corporation (the “Borrower”), the Administrative Agent and certain Lenders and other agents have heretofore entered into a Third Amended and Restated Credit Agreement, dated as of April 10, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used but not otherwise defined herein shall have the meaning given to such terms in the Credit Agreement.

This Additional Lender Certificate is being delivered pursuant to Section 2.06(c) of the Credit Agreement.

Please be advised that the undersigned Additional Lender has agreed (a) to become a Lender under the Credit Agreement effective [            ], 20[    ] (the “Additional Lender Effective Date”) with a Maximum Aggregate Credit Amount of $[            ] and an Elected Commitment of $[            ] and (b) that it shall be a party in all respects to the Credit Agreement and the other Loan Documents.

This Additional Lender Certificate is being delivered to the Administrative Agent together with (i) if the Additional Lender is a Foreign Lender, any documentation required to be delivered by such Additional Lender pursuant to Section 5.03(g) of the Credit Agreement, duly completed and executed by the Additional Lender, and (ii) an Administrative Questionnaire in the form supplied by the Administrative Agent, duly completed by the Additional Lender. [The [Borrower/Additional Lender] shall pay the processing and recordation fee payable to the Administrative Agent pursuant to Section 2.06(c)(ii)(G) of the Credit Agreement.]1

With reference to Section 2.06(c)(ii)(D) of the Credit Agreement, the Borrower hereby confirms that [Check Applicable Box]:

[ ]	There are, or if the Additional Lender Effective Date is after the date hereof, there will be no Eurodollar Borrowings outstanding on the Additional Lender Effective Date.

[ ]	There are, or if the Additional Lender Effective Date is after the date hereof, there will be Eurodollar Borrowings outstanding on the Additional Lender Effective Date and the Borrower will pay any compensation required by Section 5.02 of the Credit Agreement on the Additional Lender Effective Date.

[1]	Include, if applicable.

Exhibit I

Very truly yours,

RICE ENERGY INC., a Delaware corporation

By:
Name:
Title:

Accepted and Agreed:

WELLS FARGO BANK, N.A.,

as Administrative Agent

By:

Name:

Title:

Accepted and Agreed:

[Name of Additional Lender]

By:

Name:

Title:

Exhibit I